UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2014

RELMADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184881	45-5401931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Fifth Avenue, 14rd Floor New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 702-7163

Camp Nine, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On July 8, 2014, Camp Nine, Inc. changed its name from Camp Nine, Inc. to Relmada Therapeutics, Inc. This became effective in accordance with Certificate of Amendment to Articles of Incorporation (the “Amendment”) filed with the State of Nevada.  The next steps include FINRA approval for a symbol change to match the name change.

A copy of the Amendment and the press release announcing the name change have been included as exhibits to this report.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Nevada Certificate of Amendment to Articles of Incorporation for Camp Nine, Inc., dated July 8, 2014.

99.1	Press release of Relmada Therapeutics, Inc., dated July 9, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2014	RELMADA THERAPEUTICS, INC.

	By:	/s/ Sergio Traversa
Name: Sergio Traversa Title: Chief Executive Officer